UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2007

                            LAUREATE EDUCATION, INC.
             (Exact name of registrant as specified in its charter)

             Maryland                0-22844                 52-1492296
  (State or other jurisdiction     (Commission              (IRS Employer
         of incorporation)         File Number)           Identification No.)

                 650 S. Exeter Street, Baltimore, Maryland 21202
               (Address of principal executive offices) (ZIP Code)

Registrant's telephone number, including area code: (410) 843-6100

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 2 - Financial Information

 Item 2.02    Results of Operations and Financial Condition

     On July 27, 2007, the Company issued a press release announcing its financial results for the second quarter and six-months ended June 30, 2007. A copy of the release is furnished as Exhibit 99.01 to this Current Report on Form 8-K. The Registrant has posted this Current Report on Form 8-K on its internet website at www.laureate-inc.com.

Section 9 - Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits

(c) Exhibits

99.01 Press Release issued July 27, 2007.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, except as shall be expressly set forth by specific reference in such filing.


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                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LAUREATE EDUCATION, INC.


                                          /s/Rosemarie Mecca
                                          -----------------------------
                                          Name:  Rosemarie Mecca
                                          Title: Executive Vice President and
                                                 Chief Financial Officer

Date:  July 27, 2007


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Exhibit Index

Exhibit       Description
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99.01         Press Release issued July 27, 2007.